2Q11
Financial and operating results for the period ended June 30, 2011
July 28, 2011
Unless otherwise specified, comparisons in this presentation are between 2Q11 and 2Q10.
Exhibit 99.1

CNO Financial Group

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our fixed annuity and life insurance businesses and demand for our products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect the value of our investments as well as our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iv) our ability to make changes to certain non-guaranteed elements of our life insurance products; (v) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (ix) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (x) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of
1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (xi) changes in accounting principles and the interpretation thereof (including changes in principles related to accounting for deferred acquisition costs); (xii)
our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued
automation and rationalization of operating systems, (xiv) performance and valuation of our investments, including the impact of realized losses
(including other-than-temporary impairment charges); (xv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvi) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xvii) our ability to maintain effective controls over financial reporting; (xviii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xix) our ability to achieve eventual upgrades of the financial strength ratings of CNO
Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xx) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xxi)
regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products or affect the value of our deferred tax assets. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected.
All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-
looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

Non-GAAP Measures
This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):
operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios. Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors - SEC
Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group

CNO Financial Group

2Q11: Summary
CNO
▪ Net income of $59.5 million, compared to $33.1 million
▪ Net operating income* up 28% to $57.5 million, or 20 cents per diluted share
▪ Consolidated RBC at 351%, up 10 percentage points from 3/31/11
 – Statutory earnings of $78.7 million were offset by $78 million of dividend payments to our holding company
 – Increase reflects improved asset quality
▪ Holding company cash and investments at $234 million, up $65 million from 3/31/11
 – Primarily reflecting the aforementioned dividend payments
 – Partially offset by $16.2 million for share repurchases and $16.2 million of commensurate prepayment of debt
▪ Debt to total capital ratio at 18.7%, down from 20.0% at 12/31/10
▪ Core sales** down 3% from prior year, up 7% from 1Q11
*Management believes that an analysis of net income applicable to common stock before: (1) loss on extinguishment of debt, net of income taxes; (2) net realized investment gains or losses, net of related amortization and income taxes; (3) increases or decreases in the valuation allowance related to deferred tax assets; and (4) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and income taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because such items can be affected by events that are unrelated to the company’s underlying fundamentals. The table on page X reconciles the non-GAAP measure to the corresponding GAAP measure.
**Excludes PFFS and PDP.

Pre-Tax	After Tax	EPS
Bankers Life	$84.7		
Washington National	22.7		
Colonial Penn	7.6		
Other CNO Business	4.8		
Corporate operations and interest expense	(30.6)		
Operating income*	89.2	$57.5	$0.20
Loss on extinguishment of debt	(0.6)	(0.4)	-
Net realized investment gains	3.6	2.4	0.01
Total	$92.2	$59.5	$0.21

*Management believes that an analysis of earnings before: (i) loss on extinguishment of debt; (ii) net realized investment gains (losses); and (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company's continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.

CNO Financial Group

2Q11 Summary of Results
CNO
($ millions, except per-share amounts)

2Q10	3Q10	4Q10	1Q11	2Q11
Bankers Life	$ 64.0	$ 95.5	$ 71.4	$ 63.9	$ 84.7
Washington National	21.1	27.2	28.7	25.2	22.7
Colonial Penn	7.6	7.8	5.8	5.4	7.6
Other CNO Business	8.8	(24.4)	6.0	7.1	4.8
Corporate operations, excluding interest expense	(11.8)	(12.3)	(13.7)	(0.5)	(11.3)
Total EBIT*	89.7	93.8	98.2	101.1	108.5
Corporate interest expense	(19.8)	(20.0)	(20.0)	(20.6)	(19.3)
Income before net realized investment gains (losses) and taxes	69.9	73.8	78.2	80.5	89.2
Tax expense on period income	25.0	26.7	26.5	28.6	31.7
Net operating income	44.9	47.1	51.7	51.9	57.5
Loss on extinguishment of debt, net of income taxes	(0.6)	-	(2.6)	(0.9)	(0.4)
Net realized investment gains (losses)	(11.2)	2.3	24.1	2.9	2.4
Net income before valuation allowance for deferred tax assets	33.1	49.4	73.2	53.9	59.5
Decrease in valuation allowance for deferred tax assets	-	-	95.0	-	-
Net income	$ 33.1	$ 49.4	$ 168.2	$ 53.9	$ 59.5

CNO Financial Group

Quarterly Earnings
CNO
*Management believes that an analysis of earnings before net realized investment gains (losses), corporate interest, loss on extinguishment of debt, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-
over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment of debt; (3) net realized investment gains
(losses); and (4) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation of EBIT to net income.
($ millions)

CNO Financial Group

Operating ROE
CNO
Operating ROE*, Trailing 4 Quarters
*Operating return excludes loss on extinguishment of debt, net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities and change in valuation allowance related to deferred tax assets. Equity excludes accumulated other comprehensive income (loss) and the value of net operating loss carryforwards. See Appendix for a reconciliation to the corresponding GAAP measure.
Average common shareholders’ equity, excluding AOCI/L and net operating loss carryforwards, trailing 4 quarters:	$2,808.3	$2,942.8	$3,048.5	$3,129.7	$3,217.4
($ millions)
▪ Increased ROE despite a
 15% increase in average
 equity

2Q10
$0.16
3Q10
$0.16
4Q10
$0.18
1Q11
$0.18
2Q11
$0.20

CNO Financial Group

Operating EPS* (Diluted)
▪ Increased EPS due to higher
 earnings
* Operating earnings per share exclude loss on extinguishment of debt, net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities and valuation allowance related to deferred tax assets. See Appendix for a reconciliation to the corresponding GAAP measure.
** Includes the dilutive impact from convertible debentures. See the appendix for additional details.
Weighted average diluted shares (in millions)**:	302.6	306.0	306.7	307.5	308.0

06/30/10	09/30/10	12/31/10	03/31/11	06/30/11
Shareholders' Equity (Excluding AOCI/L)	$3,864.0	$3,916.2	$4,087.0	$4,142.8	$4,190.5
Accumulated Other Comprehensive Income	318.8	688.1	238.3	257.6	372.7
Total Shareholders' Equity	$4,182.8	$4,604.3	$4,325.3	$4,400.4	$4,563.2
Shares Outstanding	251.0	251.0	251.1	251.4	249.4
Book Value Per Share	$16.66	$18.34	$17.23	$17.50	$18.30
Book Value Per Share (Excluding AOCI/L)*	$15.39	$15.60	$16.28	$16.48	$16.80

CNO Financial Group

Book Value
CNO
*See Appendix for a reconciliation to the corresponding GAAP measure.
($ millions, except per-share amounts)
Book value per diluted share (excluding AOCI/L) as of June 30, 2011 was $14.58

Pre/After Tax GAAP Operating Income

($ millions)

CNO

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$252.3
$87.7
$164.6
$281.6
$99.7
$181.9
$321.7
$113.5
$208.2
2009
2010
LTM as of 6/30/2011
Net Operating Income
Tax Expense on Operating Income

CNO Financial Group

Statutory Earnings Power

CNO

($ millions)
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$406.6
$137.1
$269.5
$411.6
$132.4
$279.2
$500.2
$135.6
$364.6
2009
2010
LTM as of 6/30/2011
Pre-Tax Operating Income
Fees and Interest to Holding Company

CNO Financial Group

2Q10
318%
3Q10
320%
4Q10
332%
1Q11
341%
2Q11
351%

2Q10
$129.9
3Q10
$190.1
4Q10
$161.1
1Q11
$169.0
2Q11
$234.0

CNO Financial Group

Financial Strength
▪ RBC increased to 351% in 2Q11
 – Positive impact reflects increase from
 Statutory income (+20 pts) and reduction in
 NAIC 5 and 6 securities (+7 pts)
 – Partially offset by dividends paid up to the
 holding company (-17 pts)
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
Consolidated RBC Ratio*
Liquidity
($ millions)
21.3%	21.2%	20.0%	19.2%	18.7%
Debt to Total Capital Ratio**
**as defined in our Senior Secured Credit Agreement. See appendix for reconciliation to GAAP measure.
▪ Unrestricted cash and investments held at the
 holding company increased $65 million during
 2Q11 including:
 – The dividend payments from our insurance
 subsidiaries
 – Partially offset by $16.2 million for share
 repurchases and $16.2 million of
 commensurate prepayment of debt

CNO Financial Group

▪ Earnings of $84.7 million, up 32%
 – Results in 2Q11 were favorably impacted by:
 • Increase in annuity income due to growth in the block, reflecting continued favorable persistency
 • Bond prepayment income
 • Additional spread earned on investments purchased with the proceeds of borrowings from the Federal Home Loan Bank
 – Pre-tax operating earnings in 2Q11 included:
 • Bond prepayment income of $6.0 million
 • $3.7 million of earnings from the PFFS business assumed through our reinsurance agreements with Coventry (the last of which expired on
 January 1, 2010) due to premium adjustments received in 2Q11
2Q Summary
Bankers Life

2Q10
$64.0
3Q10
$55.3
4Q10
$68.5
1Q11
$55.2
2Q11
$60.1

CNO Financial Group

Sales and Distribution Results
▪ Mixed sales results
 – Down 6%; up 9% vs. 1Q11
 • Life sales up 8%; up 12% vs. 1Q11
 • Annuity sales down 8%; up 16% vs. 1Q11
 • Med supp sales down 11%; up 2% vs. 1Q11
 • LTC sales down 17%; up 6% vs. 1Q11
Bankers Life
Quarterly NAP*
*PFFS and PDP sales are not comparable and are excluded from NAP in all periods; in addition, we no longer assume any of the risks on
PFFS contracts through reinsurance.
($ millions)
Med supp policies issued (in thousands):	12.6	10.2	19.7	11.4	11.8
▪ Recruiting has been successful
 – New agent contracts up 9% over 1Q11
 – Agent force growth up 6% over 1Q11
▪ Branch expansion on schedule; opened 10 of 15 locations

CNO Financial Group

Medicare Supplement Update
Bankers Life
▪ Industry and Competition
 – Competitors continue to take rate increases in most markets
 – Bankers plans to take no pricing actions this year, as product is performing to profit expectations
 – Began filing more competitive four-tier structure, offering gender-specific and preferred rates, available in most states by fourth quarter 2011
▪ Sales Highlights
 – YTD 8% decline in sales compared to 2010, although issued policy count has remained flat, reflecting shift to lower-premium Plan N
 – Compared to 1Q2011, NAP up 2% and issued policies up 3%
 – Continued reduction in policies returned during “free look” period, indicative of improved competitive position

CNO Financial Group

Bankers Life
▪ Stable financial results
 – Interest adjusted benefit ratio over the past several quarters in the 70-
 75% range, reflecting ongoing claims management improvements and successfully gaining approval for rate increases where necessary
▪ Rate increase activity continues
 – Filed for increases on inflationary plans sold between 1992 and 2003
 • 3rd rate increase on these polices (approximately half of this block)
 – Filed for 2nd increase on most plans sold between 2002 and 2005
 – Expect to implement rate increases of $37 million
 • Approximately $15.6 million of approvals received as of 6/30/11
 – Although State approvals are becoming more challenging than in prior rounds, still projecting to receive most approvals within 24 months;
 reflective of
 • Relatively homogeneous block of products
 • Experience in rate increase approval process
LTC Update

2Q10	3Q10	4Q10	1Q11	2Q11
Insurance policy income	$400.7	$405.1	$394.2	$400.0	$409.6
Net investment income:					
General account assets	177.0	182.4	187.7	191.3	196.5
Other portfolios	(16.5)	26.1	16.3	18.3	0.4
Fee revenue and other income	2.7	3.6	4.2	2.3	3.3
Total revenues	563.9	617.2	602.4	611.9	609.8
Insurance policy benefits	344.2	341.8	339.9	337.6	351.3
Amounts added to policyholder account balances	38.5	60.3	66.1	67.2	57.6
Amortization related to operations	70.6	76.4	76.5	101.9	69.7
Interest expense on investment borrowings	-	-	1.0	1.2	1.1
Other operating costs and expenses	46.6	43.2	47.5	40.1	45.4
Total benefits and expenses	499.9	521.7	531.0	548.0	525.1
Income before net realized investment gains (losses), net of related amortization and income taxes	$64.0	$95.5	$71.4	$63.9	$84.7

Trailing 4 Quarter Operating Return on Allocated Capital:	*	12.6%	11.8%	12.0%	12.7%

CNO Financial Group

Quarterly Earnings
Management believes that an analysis of income before: (i) net realized investment gains (losses), net of related amortization; and (ii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
Bankers Life
($ millions)
* Implemented segment operating return on allocated capital calculations beginning in 3Q10

CNO Financial Group

2Q Summary
Washington National
▪ Earnings of $22.7 million, up 8%, consistent with our expectations
▪ Core product sales (supplemental health and life) up 3%
 – Up 14% from 1Q11
▪ Solid recruiting results for the PMA and WNIC Independent
 channels

$17.5
$17.9
$0.7
$0.8
$0.7
$0.4
Life
Medicare Supplement
Supplemental Health

CNO Financial Group

Washington National
2Q10 NAP
2Q11 NAP
2Q11 Sales Results
($ millions)
▪ Supplemental health sales up 2%
 ▪ Up 14% vs. 1Q11
▪ Life sales up 23%
 ▪ Up 15% vs. 1Q11

CNO Financial Group

Ongoing Growth Initiatives
Washington National
▪ PMA
 – Increasing agent recruiting capacity
 – Training agents to cross-sell life insurance with their supplemental health sales
 – Developing more sales leaders to support larger agent force and geographic expansion
▪ WNIC Independent
 – Increasing IMO recruiting capacity
 – Expanding geographic coverage with more wholesaling “feet-on-the-
 street”
 • Added two worksite-experienced field directors in 2010
 • Plan to add two more in 2011

2Q10	3Q10	4Q10	1Q11	2Q11
Insurance policy income	$144.7	$144.9	$146.0	$145.4	$146.6
Net investment income:					
General account assets	45.8	46.2	46.7	46.3	46.7
Other portfolios	0.1	0.2	1.0	-	-
Fee revenue and other income	0.2	0.3	0.3	0.3	0.2
Total revenues	190.8	191.6	194.0	192.0	193.5
Insurance policy benefits	116.7	112.4	109.0	112.2	118.3
Amortization related to operations	13.1	14.4	14.6	16.1	14.0
Other operating costs and expenses	39.9	37.6	41.7	38.5	38.5
Total benefits and expenses	169.7	164.4	165.3	166.8	170.8
Income before net realized investment gains (losses), net of related amortization and income taxes	$21.1	$27.2	$28.7	$25.2	$22.7

Trailing 4 Quarter Operating Return on Allocated Capital:	*	9.4%	9.9%	9.4%	9.3%

CNO Financial Group

Quarterly Earnings
Washington National
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-
GAAP measure to the corresponding GAAP measure.
($ millions)
* Implemented segment operating return on allocated capital calculations beginning in 3Q10

CNO Financial Group

▪ Earnings of $7.6 million, flat compared to 2Q10
▪ Sales growth continues, NAP up 5%
 – Down 6% from 1Q11
2Q Summary
Colonial Penn

2Q10	3Q10	4Q10	1Q11	2Q11
Insurance policy income	$49.3	$48.8	$48.6	$50.3	$50.9
Net investment income	9.7	9.9	10.0	10.3	10.5
Fee revenue and other income	0.1	0.2	0.2	0.2	0.2
Total revenues	59.1	58.9	58.8	60.8	61.6
Insurance policy benefits	35.2	36.1	36.1	38.5	37.8
Amounts added to policyholder account balances	0.2	0.3	0.2	0.2	0.2
Amortization related to operations	8.8	7.0	8.8	9.0	8.6
Other operating costs and expenses	7.3	7.7	7.9	7.7	7.4
Total benefits and expenses	51.5	51.1	53.0	55.4	54.0
Income before net realized investment gains (losses) net of related amortization and income taxes	$7.6	$7.8	$5.8	$5.4	$7.6

Trailing 4 Quarter Operating Return on Allocated Capital:	*	7.7%	7.6%	7.5%	7.3%

CNO Financial Group

Quarterly Earnings
Colonial Penn
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non
-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
($ millions)
* Implemented segment operating return on allocated capital calculations beginning in 3Q10

CNO Financial Group

▪ New COO role will focus on optimizing growth initiatives across the segments and achieving operational efficiencies to support that growth
▪ Currently evaluating initiatives in each segment for 2012 that will generate additional growth with returns at or above our new business target of 12%
▪ Organic growth is a priority for excess capital deployment
▪ We will continue to provide updates on these initiatives
Plans to Invest in Organic Growth

CNO Financial Group

▪ Earnings of $4.8 million, compared to $8.8 million
 – Results in this block are expected to fluctuate from period to period and the results in 2Q11 were within our range of expectations
2Q Summary
Other CNO Business

2Q10	3Q10	4Q10	1Q11	2Q11
Insurance policy income	$73.2	$75.7	$74.2	$71.5	$72.5
Net investment income:					
General account assets	88.5	88.0	87.8	88.2	87.6
Other portfolios	(8.1)	8.5	7.3	6.5	(0.9)
Total revenues	153.6	172.2	169.3	166.2	159.2
Insurance policy benefits	84.3	110.4	82.6	88.8	85.9
Amounts added to policyholder account balances	31.9	38.7	39.8	38.7	33.3
Amortization related to operations	3.6	20.7	15.1	9.1	9.9
Interest expense on investment borrowings	5.0	5.1	4.9	4.9	5.0
Other operating costs and expenses	20.0	21.7	20.9	17.6	20.3
Total benefits and expenses	144.8	196.6	163.3	159.1	154.4
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	$8.8	($24.4)	$6.0	$7.1	$4.8

CNO Financial Group

Quarterly Earnings (Losses)
Other CNO Business
($ millions)
Management believes that an analysis of income before: (i) net realized investment gains (losses), net of related amortization; and (ii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2Q10
318%
3Q10
320%
4Q10
332%
1Q11
341%
2Q11
351%

2Q10
$129.9
3Q10
$190.1
4Q10
$161.1
1Q11
$169.0
2Q11
$234.0

CNO Financial Group

Excess Capital
Consolidated RBC Ratio
Liquidity
($ millions)
Approximately $243 million in excess
of management target
$134 million in excess of
management target
Management Target = 300%
Management Target = $100
Approximately $377 million total excess capital as of 6/30/11
CNO

CNO Financial Group

Excess Capital Utilization Opportunities
▪ Debt Prepayment

▪ Share Buybacks

▪ Investing in Business for Additional Growth
 – Growth and expansion of distribution channels
 – Recapture reinsurance blocks
▪ Build Holding Company Investment Portfolio
 – Utilize non-life operating loss carryforward
CNO

CNO Financial Group

2Q11 Share Repurchase & Debt Prepayment
▪ Purchased 2.2 million shares during 2Q 2011 for $16.2 million
▪ Average cost per share of $7.35
▪ 0.9% of outstanding shares at March 31, 2011
▪ Principal prepayment of $16.2 million made on Senior Secured Credit Facility on June 30, 2011
 – Payment reduced scheduled principal amount due on September 30, 2016
▪ Resulted in a 0.2% decrease in debt to total capital as defined in our Senior
 Secured Credit Agreement
▪ Next scheduled principal payment under the facility of $10 million is not due until September 30, 2012
CNO

$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
Gross $652.9
Net $652.9
Gross $874.7
Net $157.7
Valuation Allowance $717.0
Gross $346.0
Valuation Allowance $346.0
Life
Non-Life
Capital
Valuation Allowance for Loss Carryforwards
Net Loss Carryforwards in Deferred Tax Asset
$1,873.6
(1,063.0)
$810.6

CNO Financial Group

GAAP Balances for Deferred Tax Asset as of 6/30/11:
Loss Carryforwards - Gross1 vs. Net2
($ millions)
1. Gross loss carryforward equals the total life (including state operating loss carryforwards), non-life, and capital loss carryforwards multiplied by a 35% tax rate
2. Net loss carryforward equals the gross loss carryforward net of the allowance
Totals
Gross Loss Carryforwards
Net Loss Carryforwards
Valuation Allowance
CNO
Valuation Allowance Analysis:
• June 30, 2011 - Considers the
cumulative losses we have incurred
over the last 3 years
• September 30, 2011 - We expect to
no longer be in a 3 year cumulative
loss position

2Q10
$321.1
3Q10
$326.5
4Q10
$332.2
1Q11
$336.1
2Q11
$342.2

CNO Financial Group

Net Investment Income
CNO
▪ Relatively stable yield progression despite
 tight investment environment
▪ Increase in investment income primarily
 due to growth in assets
▪ 2010 portfolio yield increase (excluding
 FHLB) due primarily to new money
 investments
▪ 2Q 2011 investment income and earned
 yield increases due to expanded FHLB
 floating rate program plus non-recurring
 income from calls and prepayments
General Account Investment Income
Earned Yield:	5.83%	5.86%	5.77%	5.79%	5.87%
($ millions)
Earned Yield (excluding floating rate FHLB):	5.83%	5.87%	5.84%	5.90%	5.97%
New Money Rate (excluding floating rate FHLB):	6.26%	6.00%	5.96%	5.60%	5.24%

2Q10	3Q10	4Q10	1Q11	2Q11
Gross Gains	$60.9	$101.5	$138.8	$43.5	$29.7
Gross Losses	(49.7)	(73.4)	(13.5)	(25.1)	(16.7)
Losses due to recognition of other-than-temporary impairments recognized in earnings	(27.9)	(24.5)	(77.1)	(13.3)	(10.1)
Amortization adjustments to insurance intangibles	(0.5)	(0.1)	(11.0)	(0.6)	0.7
Net investment gains (losses) before tax	(17.2)	3.5	37.2	4.5	3.6
Income tax benefit (expense)	6.0	(1.2)	(13.1)	(1.6)	(1.2)
Net investment gains (losses) after tax	($11.2)	$2.3	$24.1	$2.9	$2.4

CNO Financial Group

Realized Gains/Losses Recognized
through Net Income
CNO
($ millions)

Unrealized Gain/Loss*

($ millions)

CNO

Unrealized Gain
% of Invested Assets
1,600
1,400
1,200
1,000
800
600
400
200
0
8%
7%
6%
5%
4%
3%
2%
1%
0%
Unrealized Gain
% of Invested Assets
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

CNO Financial Group

*Includes debt and equity securities classified as available for sale. Excludes investments from variable interest entities which we consolidate under GAAP.

Gross Amounts	Amount Recognized through AOCI/L	Amount Recognized through Net Income
Corporates - IGA	$ 5.1	$ -	$ 5.1
Commercial Mortgage Loans	5.0	-	5.0
Total	$ 10.1	$ -	$ 10.1

CNO Financial Group

2Q11 Impairments
CNO
($ millions)

2011
2.7%
2010
4.6%
2009
0.4%
2004 and Prior
26.2%
2008
18.8%
2005
9.3%
2007
20.2%
2006
17.8%

Multi-Family
4.7%
Other
2.1%
Industrial
17.4%
Retail
41.4%
Office
34.4%

- Current LTV of approximately 58.8%

CNO Financial Group

Commercial Mortgage Loans at 6/30/11
By Vintage
CNO
By Property Type
▪ Average trailing debt service coverage ratio (DSCR) stable at approximately 1.41
▪ As of 6/30/11, 2 delinquent loans ($11.6mm unpaid balance)

MTM reflects low market yields in most credit sectors
Market Value
Book Value
$13,916
$13,259
$2,136
$2,132
$1,799
$1,753
$1,051
$1,052
$1,484
$1,415
$1,860
$1,866
$749
$740
$312
$315
$1,366
$1,325
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Municipals
ABS
Govts/Agency
Cash & Other

CNO Financial Group

Asset Allocation at 6/30/11*
CNO
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
($ millions)

- Favorable corporate bond ratings trends
- RMBS ratings erosion due to seasoning effect (no NAIC RBC impact)

Fixed Maturities, available for sale, by Rating at 6/30/11 (Market Value)

<BBB 8%
AAA 13%
AA 10%
A 24%
BBB 45%

6/30/10	9/30/10	12/31/10	3/31/11	6/30/11

CNO Financial Group

Investment Quality: Fixed Maturities*
CNO
▪ 92% investment grade
% of Bonds which are Investment Grade:	92%	92%	91%	90%	92%
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).

Cash &
Money
Market
$25
Fixed Income
(net)
$75
Alternatives &
Equities
(Balance)

CNO Financial Group

Holding Company Investments at 6/30/11
CNO
($ millions)
Cash and Money Market	$130.9
Fixed Income (net)	17.6
Equities	12.9
Alternatives*	72.6
TOTAL	$234.0
Target Allocation
Current Investments
* Includes $25 Paulson investment made 7/1/2011; excluded
 from cash and money market

Sovereign Bonds	Corporate Bonds	Banks	Other	Total	Market
Portugal	$ -	$ -	$ -	$ -	$ -	$ -
Italy	-	26.1	-	-	26.1	23.4
Greece	-	-	-	-	-	-
Spain	-	64.0	52.7	-	116.7	113.8
Total	$ -	$ 90.1	$ 52.7	$ -	$ 142.8	$ 137.2

CNO Financial Group

European Debt by Select Countries
CNO
($ millions)

CNO Financial Group

Summary
▪ Core business continues to perform well
 – Solid earnings continued in 2Q
 – Key measures of financial strength continue to improve
▪ CEO transition and new COO role
▪ Capital generation creates unique opportunities
 – Generating significant amounts of excess capital
 – Moving more excess capital to holding company to generate more non-
 life income and utilize operating loss carryforwards
 – Repurchased 2.2 million shares during 2Q and made related debt prepayment of $16.2 million
▪ Continue emphasis on profitable organic growth
 – 2011 first year baby boomers begin turning 65
 – Adding 15 new locations for Bankers Life in 2011
 – Created COO role to focus on growth initiatives
CNO

CNO Financial Group

Questions and Answers

CNO Financial Group

Appendix

Debt to Capital*

35%
30%
25%
20%
15%
10%
5%
0%
30.0%
21.3%
21.2%
20.0%
19.2%
18.7%
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11

6.0
5.0
4.0
3.0
2.0
1.0
0.0
3.6
5.0
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11

2,000
1,500
1,000
500
0
$1,497
$1,522
$1,596
$1,665
$1,668
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11

RBC Ratio

300%
200%
318%
320%
332%
341%
351%
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11

CNO Financial Group

Covenant Metrics
Interest Coverage Ratio
Statutory Surplus ($ millions)
* Excludes Accumulated Other Comprehensive Income (Loss), as defined by the senior credit facility
** Not applicable to periods prior to 3/31/11
$1,200
CNO
225%
Covenants levels per
agreement
2.0x
**
**
**

Cash and Investments Balance 3/31/2011	$169.0
Sources	
Dividends from Insurance Subsidiaries	78.0
Surplus Debenture Interest	12.1
Service and Investment Fees, Net	31.1
Total Sources	121.2
Uses	
Interest	17.2
Share Repurchase	16.2
Debt Prepayment	16.2
Holding Company Expenses and Other	6.6
Total Uses	56.2
Cash and Investments Balance 6/30/2011	$234.0

CNO Financial Group

2Q11 Holding Company Liquidity
CNO
($ millions)

$700
$600
$500
$400
$300
$200
$100
$-
$602
$577
$293
$293
$60
$65
$35
$40
$25
$25
$25
2011
2012
2013
2014
2015
2016
2017
2018

$700
$600
$500
$400
$300
$200
$100
$0
$367
$293
$275
$275
$25
$45
$80
$75
$85
$20
$55
$75
$85
$25
$25
$25
2011
2012
2013
2014
2015
2016
2017
2018

CNO Financial Group

2011 - 2018
2011 - 2018
Term Loan
Sr. Health Note
Convertible
9% Notes
Sr. Health Note
Convertible Debentures
Sr. Credit Facility
(1) Conversion price is $5.49. CNO can force conversion after 6/30/13 if CNO stock trades above $7.69 for 20 or more days in a consecutive 30 day trading period. On 6/30/2011, CNO’s stock closed at $7.91.
(1)
Maturity Profile Prior to 4Q10 Refinancing
Current Maturity Profile
($ millions)
$74
CNO
Debt Maturity Profile

For twelve months ended June 30, 2011	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pre-tax operating earnings (a non-GAAP financial measure)	$ 315.5	$ 103.8	$ 26.6	$ (6.5)	$ (117.7)	$ 321.7
Adjustment to investment income to reflect capital at 275% RBC	(3.8)	(2.4)	0.4	(3.2)	9.0	-
Interest allocated on corporate debt	(40.9)	(17.2)	(5.7)	(16.0)	79.8	-
Income tax (expense) benefit	(97.6)	(30.2)	(7.6)	9.2	12.7	(113.5)
Adjusted operating earnings for purposes of calculating operating return on allocated capital	$ 173.2	$ 54.0	$ 13.7	$ (16.5)	$ (16.2)	$ 208.2

Trailing 4 Quarter Average as of June 30, 2011	Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Capital allocation based on 275% RBC	$ 1,868.8	$ 790.5	$ 256.4	$ 765.4	$ (463.7)	$ 3,217.4
Allocation of corporate debt	(502.3)	(212.4)	(68.9)	(206.4)	990.0	-
Allocated capital for the purpose of determining return on allocated capital	$ 1,366.5	$ 578.1	$ 187.5	$ 559.0	$ 526.3	$ 3,217.4

CNO Financial Group

Operating Return on Allocated Capital Computation*
Adjusted operating earnings for the purpose of calculating operating return on allocated capital is determined as follows:
Allocated capital is calculated as follows:
* A non-GAAP financial measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure.
Operating Return on Allocated Capital: 12.7% 9.3% 7.3% -3.0% -3.1% 6.5%
($ millions)

Rating	Market Value (mil.)	Book Value (mil.)	% of Alt-A*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$44.2	$44.2	14.2%	720	38.9%	20.6%	4.4%	0.18%
AA	45.4	45.5	14.5%	710	32.6%	16.9%	2.3%	0.18%
A	38.3	38.3	12.3%	715	49.6%	25.2%	4.8%	0.16%
BBB	35.9	35.2	11.5%	707	18.0%	16.4%	2.4%	0.15%
<BBB	148.2	148.6	47.5%	703	9.3%	13.5%	2.3%	0.60%
Total	$312.0	$311.8	100.0%	714	22.8%	17.0%	3.0%	1.27%

CNO Financial Group

Alt-A at 6/30/11
CNO
▪ 1.3% of total invested assets
▪ 98% NAIC 1 classification
▪ Collateral performing better than overall Alt-A collateral universe in terms of delinquency and accumulated loss trends
▪ All securities evaluated using market-consistent estimates of future collateral performance
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ Credit migration consistent with expectations for seasoning effect on collateral and credit support
*Market value.
($ millions)

Rating	Market Value (mil.)	Book Value (mil.)	% of Prime Jumbo*	Avg. FICO	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$71.4	$69.7	7.2%	732	9.6%	4.7%	0.12%	0.29%
AA	75.1	74.3	7.6%	740	15.8%	6.6%	0.96%	0.30%
A	228.4	225.6	23.1%	733	22.9%	8.8%	1.50%	0.93%
BBB	108.5	105.2	11.0%	738	9.6%	8.0%	1.03%	0.44%
<BBB	505.3	497.8	51.1%	738	6.5%	8.5%	1.28%	2.05%
Total	$988.7	$972.6	100.0%	736	11.6%	8.1%	1.19%	4.01%

CNO Financial Group

Prime Jumbo at 6/30/11
CNO
▪ 4.0% of total invested assets
▪ 99.2% NAIC 1 classification
▪ Substantial proportion of investments purchased at discounts reflective of current market expectations for cash flows from collateral
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Credit support remains substantial relative to anticipated cumulative losses
▪ Collateral performing within expectations
*Market value.
($ millions)

Our CMBS exposure is heavily weighted towards AAA-rated securities with substantial credit support, and seasoned vintages with relatively stronger qualitative characteristics.

2010
1.7%
2009
3.3%
2011
1.8%
2008
0.9%
Pre-2004
16.9%
2007
24.0%
2004
9.2%
2006
20.6%
2005
21.6%

	AAA	AA	A	BBB	<BBB
Pre-2004	$ 195.2	$ 28.6	$ 24.7	$ 1.9	$ -
2004	104.5	13.4	5.3	13.5	-
2005	283.7	18.0	15.5	3.2	-
2006	174.0	130.1	-	2.2	-
2007	338.3	11.2	6.4	-	-
2008	1.3	-	8.0	-	4.1
2009	49.4	-	-	-	-
2010	-	18.3	6.2	-	-
2011	27.3	-	-	-	-
Total BV	$1,104.0	$215.5	$68.2	$22.7	$4.5
Total MV	$1,173.7	$219.6	$66.1	$20.8	$4.1

CNO Financial Group

CMBS at 6/30/11
CNO
($ millions)

Rating	Market Value (mil.)	Book Value (mil.)	% of CMBS*	Avg. Support	Avg. 60+ Delinq.	Avg. Accum. Loss	% of Portfolio*
AAA	$1,173.7	$1,104.0	79.0%	28.9%	5.0%	0.9%	4.76%
AA	219.6	215.5	14.8%	21.4%	5.9%	1.1%	0.89%
A	66.1	68.2	4.5%	11.7%	2.1%	1.0%	0.27%
BBB	20.8	22.7	1.4%	9.2%	2.0%	0.5%	0.08%
<BBB	4.1	4.5	0.3%	8.2%	6.4%	5.1%	0.02%
Total	$1,484.3	$1,414.9	100.0%	26.7%	5.0%	1.0%	6.02%

CNO Financial Group

CMBS at 6/30/11
CNO
▪ 6.0% of invested assets
▪ 99.5% NAIC 1 classification
▪ Collateral performing materially better than overall CMBS collateral universe in terms of delinquency and cumulative loss
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Substantial credit support inherent in structures relative to expected cumulative losses
▪ Collateral performing within expectations
*% of market value
($ millions)

CNO Financial Group

Commercial Mortgage Loans at 6/30/11
CNO
Pacific
10.8%
Mountain
10.1%
West North
Central
13.7%
West South
Central
6.2%
East North
Central
15.5%
East South
Central
3.1%
New England
8.4%
Middle
Atlantic
8.3%
South
Atlantic
23.9%

2011
$14
2012
$38
2013
$156
2014
$91
2015
$116
2016
$130
2017
$265
2018
$285
2019
$53
2020
$37
2021
$39
2022
$103
2023
$47
2024
$24
2025
$59
Post 2025
$310

CNO Financial Group

Commercial Mortgage Loans at 6/30/11
Remaining Principal
Balance
By Maturity
CNO
($ millions)

CNO Financial Group

Premiums Collected
CNO
▪ Trailing 4 quarters down 6%
 – Stable results at Bankers Life
 (excluding PFFS), Washington
 National, and Colonial Penn
 – Decline at OCB primarily due
 to continued run-off of inforce
 blocks, as expected
CP
Washington
National
Collected Premiums -Trailing 4 Quarters
2Q10
$3,819.6
BLC Other
3Q10
$3,651.1
BLC PFFS
4Q10
$3,590.1
1Q11
$3,586.7
OCB
($ millions)
2Q11
$3,578.6

2Q10
$29.4
3Q10
$29.3
4Q10
$30.5
1Q11
$25.1
2Q11
$24.7

CNO Financial Group

Premiums Collected - Med Supp
▪ First-year premiums down 16%
Med Supp - First-Year Premiums
Bankers Life
($ millions)
Policies issued and not included in NAP (net of chargebacks, in thousands):
PFFS policies issued:	-0.4	0.1	0.4	9.7	1.7
PDP policies issued:	0.3	1.0	0.4	8.1	7.5
Med Supp First-Year Prems.-Tr. 4 Qtrs:	$107.5	$114.1	$116.4	$114.3	$109.6
Med Supp Total Premiums-Quarterly:	$168.8	$170.1	$182.3	$178.8	$169.0
Med Supp NAP-Quarterly:	$21.0	$16.0	$31.8	$18.3	$18.6
Med Supp NAP-Trailing 4 Quarters:	$117.1	$113.2	$88.2	$87.1	$84.7

(Net) $5.5
(Net) $5.7
(Net) $6.2
(Net) $6.1
(Net) $6.0

CNO Financial Group

Premiums Collected - LTC
▪ Net first-year premiums up 9%,
 reflecting reduction in new
 business reinsurance
First-Year Prems.-Tr. 4 Qtrs: $19.1 $21.9 $22.2 $23.5 $24.0
Total Premiums-Quarterly: $146.6 $145.0 $143.5 $144.9 $142.9
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $8.7 $7.2 $6.7 $6.9 $7.3
NAP-Trailing 4 Quarters: $35.4 $32.8 $31.2 $29.5 $28.1
*Includes $3.7 million in 2Q10, $2.8 million in 3Q10, $2.0 million in 4Q10, $1.5 million in 1Q11, and $1.4 million in 2Q11 of premiums ceded under business reinsurance agreement.
2Q11
(Direct)
$7.4
2Q10
(Direct)
$9.2
3Q10
(Direct)
$8.5
4Q10
(Direct)
$8.2
1Q11
(Direct)
$7.6
Bankers Life
($ millions)

CNO Financial Group

Premiums Collected - Life
▪ First-year premiums up 19%
First-Year Prems.-Tr. 4 Qtrs: $91.4 $93.8 $97.7 $102.2 $106.8
Total Premiums-Quarterly: $52.1 $54.8 $56.2 $56.4 $62.0
Life - First-Year Premiums
NAP-Quarterly: $17.3  $16.3  $15.9 $16.6 $18.6
NAP-Trailing 4 Quarters: $62.6  $63.1  $65.3 $66.1 $67.4
SPWL
Non-
SPWL
1Q11
$24.7
$12.4
$12.4
2Q10
$24.8
$11.9
$13.9
3Q10
$25.8
$12.3
$14.6
4Q10
$26.9
$11.0
$15.1
Bankers Life
($ millions)
2Q11
$29.4
$13.7
$14.3

2Q10
$280.0
3Q10
$264.7
4Q10
$233.4
1Q11
$221.3
2Q11
$258.0

CNO Financial Group

Premiums Collected - Annuity
 ▪ First-year premiums down 8%
First-Year Prems.-Tr. 4 Qtrs: $984.4 $965.1 $1,001.2 $999.4 $977.4
Total Premiums-Quarterly: $281.1 $265.8 $234.4 $222.2 $259.1
Annuity - First-Year Premiums
Bankers Life
($ millions)

2Q10
$13.1
3Q10
$13.0
4Q10
$13.4
1Q11
$13.2
2Q11
$13.7

CNO Financial Group

Premiums Collected -
Supplemental Health
Washington National
▪ First-year premiums up 5%
First-Year Prems.-Tr. 4 Qtrs: $49.7 $50.9 $52.0 $52.7 $53.3
Total Premiums-Quarterly: $100.2 $101.5 $104.2 $106.5 $108.5
Supplemental Health - First-Year Premiums
NAP-Quarterly: $17.5 $18.0 $17.5 $15.7 $17.9
NAP-Trailing 4 Quarters: $63.4 $65.3 $67.6 $68.7 $69.1
($ millions)

CNO Financial Group

Premiums Collected - Life
Colonial Penn
▪ First-year premiums up 6%
First-Year Prems.-Tr. 4 Qtrs: $31.4 $31.6 $32.3 $33.1 $33.6
Total Premiums-Quarterly: $46.7 $46.9 $46.8 $49.4 $48.5
Life - First-Year Premiums
NAP-Quarterly: $12.2 $11.5 $9.5 $13.6 $12.8
NAP-Trailing 4 Quarters: $44.3 $45.2 $46.3 $46.8 $47.4
($ millions)

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation.
A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and
Exchange Commission that are available in the “Investors - SEC Filings” section of CNO’s website,
www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before loss on extinguishment of debt, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations.

2Q10	3Q10	4Q10	1Q11	2Q11
Net income applicable to common stock	$ 33.1	$ 49.4	$ 168.2	$ 53.9	$ 59.5
Net realized investment (gains) losses, net of related amortization and taxes	11.2	(2.3)	(24.1)	(2.9)	(2.4)
Valuation allowance for deferred tax assets	-	-	(95.0)	-	-
Loss on extinguishment of debt	0.6	-	2.6	0.9	0.4
Net operating income (a non-GAAP financial measure)	$ 44.9	$ 47.1	$ 51.7	$ 51.9	$ 57.5
Per diluted share:					
Net income	$ 0.12	$ 0.17	$ 0.56	$ 0.19	$ 0.21
Net realized investment (gains) losses, net of related amortization and taxes	0.04	(0.01)	(0.08)	(0.01)	(0.01)
Valuation allowance for deferred tax assets	-	-	(0.31)	-	-
Loss on extinguishment of debt	-	-	0.01	-	-
Net operating income (a non-GAAP financial measure)	$ 0.16	$ 0.16	$ 0.18	$ 0.18	$ 0.20

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows
(dollars in millions, except per-share amounts):

2Q10	3Q10	4Q10	1Q11	2Q11
Operating income	$ 44.9	$ 47.1	$ 51.7	$ 51.9	$ 57.5
Add: interest expense on 7.0% Convertible Senior Debentures due 2016, net of income taxes	3.4	3.7	3.6	3.7	3.7
Total adjusted operating income	$ 48.3	$ 50.8	$ 55.3	$ 55.6	$ 61.2
Weighted average shares outstanding for basic earning per share	250,994	251,045	251,064	251,121	250,933
Effect of dilutive securities on weighted average shares:					
7% Debentures	49,793	53,364	53,367	53,367	53,367
Stock option and restricted stock plan	1,861	1,631	2,231	2,748	3,036
Warrants	-	-	-	262	712
Weighted average shares outstanding for diluted earning per share	302,648	306,040	306,662	307,498	308,048
Operating earnings per diluted share	$ 0.16	$ 0.16	$ 0.18	$ 0.18	$ 0.20

CNO Financial Group

A reconciliation of operating income and shares used to calculate basic and diluted operations earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands):

Information Related to Certain Non-GAAP Financial Measures

2Q10	3Q10	4Q10	1Q11	2Q11
Total shareholders' equity	$ 4,182.8	$ 4,604.3	$ 4,325.3	$ 4,400.4	$ 4,563.2
Less accumulated other comprehensive income	318.8	688.1	238.3	257.6	372.7
Total shareholders' equity excluding accumulated other comprehensive income (a non-GAAP financial measure)	$ 3,864.0	$ 3,916.2	$ 4,087.0	$ 4,142.8	$ 4,190.5
Shares outstanding for the period	251,044,745	251,046,412	251,084,174	251,404,857	249,415,210
Book value per share	$ 16.66	$ 18.34	$ 17.23	$ 17.50	$ 18.30
Less accumulated other comprehensive income	1.27	2.74	0.95	1.02	1.50
Book value, excluding accumulated other comprehensive income, per share (a non-GAAP financial measure)	$ 15.39	$ 15.60	$ 16.28	$ 16.48	$ 16.80

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
Book value, excluding accumulated other comprehensive income (loss), per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income (loss) has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
Operating return measures
Management believes that an analysis of return before loss on extinguishment of debt, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to return on allocated capital measures assume a capital allocation based on a 275% targeted risk-based capital at the segment level. Additionally, corporate debt has been allocated to the segments.

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment operating return for purposes of calculating operating return on allocated capital	$ 173.2	$ 54.0	$ 13.7	$ (16.5)	$ (16.2)	$ 208.2
Net income						$ 331.0
Trailing 4 Quarter Average as of June 30, 2011						
Allocated capital, excluding accumulated other comprehensive income and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,366.5	$ 578.1	$ 187.5	$ 559.0	$ 526.3	$ 3,217.4
Common shareholders' equity						$ 4,425.8
Operating return on allocated capital, excluding accumulated other comprehensive income and net operating loss carryforwards (a non-GAAP financial measure)	12.7%	9.3%	7.3%	-3.0%	-3.1%	6.5%
Return on equity						7.5%

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The calculations of: (i) operating return on allocated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (ii) return on equity, for the twelve months ended June 30, 2011, are as follows
(dollars in millions):
(Continued on next page)

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Segment pretax operating earnings (a non-GAAP financial measure)	$ 315.5	$ 103.8	$ 26.6	$ (6.5)	$ (117.7)	$ 321.7
Adjustment to investment income to reflect capital at 275%	(3.8)	(2.4)	0.4	(3.2)	9.0	-
Interest allocated on corporate debt	(40.9)	(17.2)	(5.7)	(16.0)	79.8	-
Income tax (expense) benefit	(97.6)	(30.2)	(7.6)	9.2	12.7	(113.5)
Segment operating return for purposes of calculating operating return on allocated capital	$ 173.2	$ 54.0	$ 13.7	$ (16.5)	$ (16.2)	208.2
Net realized investment gains, net of related amortization and taxes						31.7
Loss on extinguishment of debt						(3.9)
Valuation allowance for deferred tax assets						95.0
Net income						$ 331.0

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating return (loss) and consolidated net income
(loss) for the twelve months ended June 30, 2011, is as follows (dollars in millions):
(Continued on next page)

Bankers Life	Washington National	Colonial Penn	Other CNO Business	Corporate	Total
Trailing 4 Quarter Average as of June 30, 2011						
Allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,366.5	$ 578.1	$ 187.5	$ 559.0	$ 526.3	$ 3,217.4
Net operating loss carryforwards	-	-	-	-	825.9	825.9
Accumulated other comprehensive income (loss)	203.4	52.0	18.2	108.1	0.8	382.5
Adjustment to reflect capital at 275% RBC	58.8	36.0	(5.4)	24.5	(113.9)	-
Allocation of corporate debt	502.3	212.4	68.9	206.4	(990.0)	-
Common shareholders' equity	$ 2,131.0	$ 878.5	$ 269.2	$ 898.0	$ 249.1	$ 4,425.8

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of average allocated capital (for the purpose of determining return on allocated capital), excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Jun-10	Sep-10	Dec-10	Mar-11	Jun-11	Average
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 3,025.9	$ 3,119.2	$ 3,233.9	$ 3,313.7	$ 3,379.9	$ 3,217.4
Net operating loss carryforwards	838.1	797.0	853.1	829.1	810.6	825.9
Accumulated other comprehensive income (loss)	318.8	688.1	238.3	257.6	372.7	382.5
Common shareholders' equity	$ 4,182.8	$ 4,604.3	$ 4,325.3	$ 4,400.4	$ 4,563.2	$ 4,425.8

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-
GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions):
(Continued from previous page)

2Q10	3Q10	4Q10	1Q11	2Q11
Corporate notes payable	$ 1,029.4	$ 1,029.8	$ 998.5	$ 949.8	$ 934.5
Total shareholders' equity	4,182.8	4,604.3	4,325.3	4,400.4	4,563.2
Total capital	5,212.2	5,634.1	5,323.8	5,350.2	5,497.7
Corporate debt to capital	19.7%	18.3%	18.8%	17.8%	17.0%

	2Q10	3Q10	4Q10	1Q11	2Q11
Corporate notes payable	$ 1,029.4	$ 1,029.8	$ 998.5	$ 949.8	$ 934.5
Add unamortized discount on debt	15.7	15.3	19.5	18.2	17.3
Par value of notes payable	1,045.1	1,045.1	1,018.0	968.0	951.8
Interest payable and other items	1.5	6.5	3.1	14.2	14.2
Debt as adjusted	1,046.6	1,051.6	1,021.1	982.2	966.0
Total shareholders' equity	4,182.8	4,604.3	4,325.3	4,400.4	4,563.2
Less accumulated other comprehensive income	(318.8)	(688.1)	(238.3)	(257.6)	(372.7)
Total capital	$ 4,910.6	$ 4,967.8	$ 5,108.1	$ 5,125.0	$ 5,156.5
Debt to total capital ratio, as defined in our Senior Secured Credit Agreement (a non-GAAP financial measure)	21.3%	21.2%	20.0%	19.2%	18.7%

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of the debt to capital ratio to debt to capital, as defined in our Senior Secured Agreement is as follows (dollars in millions)
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive (income) loss has been excluded from the value of capital used to determine this measure. In addition, debt is defined as par value plus accrued interest and certain other items. Management believes this non-GAAP financial measure is useful as the level of such ratio impacts certain provisions in our Senior
Secured Credit Agreement.